 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2021

QUANTUM COMPUTING INC.
(Exact name of registrant as specified in its charter)

Delaware	000-56015	82-4533053
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

215 Depot Court, SE, Suite 215

Leesburg, VA 20175

 (Address of Principal Executive Offices)

(703) 436-2161

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares (par value $0.0001 per share)	QUBT	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 12, 2021, Quantum Computing Inc. (the “Company”) held its 2021 annual meeting of stockholders (the “Annual Meeting”). Greater than 54% of the shares of common stock outstanding and entitled to vote at the Annual Meeting were present in person or by proxy thereby constituting a quorum.

The matters that were voted upon at the Annual Meeting, and the number of votes cast for or against/withheld, as well as the number of abstentions, as to such matters, where applicable, are set forth in the table below. With respect to the election of Robert Liscouski, Robert Fagenson, Christopher Roberts, William J. McGann and Bertrand Velge as directors to each serve a one-year term on the Board of Directors of the Company (the “Board”) and until each of their successors is elected and qualified, each nominee received the number of votes set forth opposite his name.

	Number of Votes
	Common Shares Votes For	Percent of Votes Cast	Votes Against/Withheld	Abstention	Broker Non-Votes
Election of Robert Liscouski	10,742,087	99.77%	25,149		5,055,934
Election of Robert Fagenson	10,732,943	99.68%	34,293		5,055,934
Election of Christopher Roberts	10,727,484	99.63%	39,752		5,055,934
Election of William J. McGann	10,731,124	99.66%	36,112		5,055,934
Election of Bertrand Velge	10,500,087	97.52%	267,149		5,055,934
Amendment to the Company’s 2019 Equity and Incentive Plan to increase the maximum number of shares of the Company’s common stock available for issuance under the 2019 Plan from 1,500,000 shares to 3,000,000 shares	10,116,425	94.95%	536,970	113,841	5,055,934
Non-binding advisory vote to approve executive compensation	10,345,026	97.78%	234,000	188,210	5,055,934
Ratification of BF Borgers CPA PC, the Company’s independent registered public accountant, to audit the Company’s consolidated financial statements for 2021	15,717,533	99.82%	28,146	77,491
	1 Year	2 Years	3 Years	Abstention
Non-binding advisory vote, of the frequency future advisory votes to approve executive compensation	10,174,901	443,573	111,453	37,309

On the basis of the above votes, (i) Robert Liscouski, Robert Fagenson, Christopher Roberts, William J. McGann and Bertrand Velge were elected as members of the Board; (ii) the Amendment to the Company’s 2019 Equity and Incentive Plan (the “2019 Plan”) to increase the maximum number of shares of the Company’s common stock available for issuance under the 2019 Plan from 1,500,000 shares to 3,000,000 shares was approved; and (iii) the proposal to ratify the selection of BF Borgers CPA PC, as the Company’s independent registered public accountant to audit its consolidated financial statements for 2021 was adopted.

On the basis of the above votes, stockholders also voted a sufficient number of non-binding advisory votes to vote on the compensation of the Company’s Named Executive Officers every 1 year and approve the Company’s executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM COMPUTING INC.

Date: November 17, 2021	By:	/s/ Robert Liscouski
Robert Liscouski
President, Chief Executive Officer

2